 ROTH CONFERENCEInvestor PresentationMarch 14, 2017    OTCQB: CAPC  Stewart WallachPresident & CEOAimee GaudetCorporate Secretary

 This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995, as amended. Such statements consist of words like “anticipate,” “expect,” “project,” “continue” and similar words. These statements are based on the Company’s and its subsidiaries’ current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include consumer acceptance of the Company’s products, its ability to deliver new products, the success of its strategy to broaden market channels and the relationships it has with retailers and distributors. Prior success in operations does not necessarily mean success in future operations. The ability of the Company to adequately and affordably fund operations and any growth will be critical to achieving and sustaining any expansion of markets and revenue. The introduction of new products or the expanded availability of products does not mean that the Company will enjoy better financial or business performance. The risk that the audit could cause results to differ materially from what is presented within and the risks associated with any investment in Capstone Companies, Inc., which is a small business concern and a "penny-stock Company” and, as such, a highly risky investment suitable for only those who can afford to lose such investment, should be evaluated together with the risks and uncertainties more fully described in the Company’s Annual and Quarterly Reports filed with the Securities and Exchange Commission. Capstone Companies, Inc. undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Contents of referenced URLs are not incorporated into this presentation.  SAFE HARBOR

 Creating and Delivering LED Lighting for Consumers Worldwide  Recent Price  $0.45  Shares outstanding (millions)  48.1  Market Capitalization (millions)  $21.0  Float (millions)  29.6  Avg. daily volume (3 mo., thousands)  22.0  Insider ownership  38.5%  Book value per share  $0.10  2016 Revenue (millions)  $30.6  2014 – 2016 revenue CAGR* 50.0%        CAPC INVESTMENT OPPORTUNITY SUMMARY  Market data is as of 3/2/17; ownership is as of latest filing; book value per share is as of 3/3/2017* Compound Annual Growth Rate  All 2016 financial data in this presentation is preliminary and unaudited.

 Decorative & AestheticAccent LightingBath Vanity LightingSconcesUnder Cabinet LightingOutdoor FixturesPower FailureTurns on when the power goes outSafety & SecurityMotion Sensor LightingNight Lights  DIVERSE CONSUMER LED LIGHTING PRODUCTS

 POWER FAILURE TECHNOLOGY  Capstone Power Control (“CPC”) technology makes solid state lighting “Power Failure” readyLED bulb with patented technology (Patent Number – 9,425,649 / Issued August 23, 2016)CPC is a proprietary detection solution and on/off and switchable back-up battery lighting technologyConserves power during prolonged outagesNo impact on aesthetic of lighting fixture   Turns on whenthe power goes out

   BUILDING A LEADER IN LED LIGHTING  Growing Global LED lighting market Expected to grow to ~$42 billion by 2020*Annual growth rate of approximately 13.5%*Expanding offerings into all categories of LED home lightingFocused on product opportunities where Capstone provides a perceptible differenceLeveraging product successes & momentumOngoing development of innovative and advanced ideas and conceptsBranding Strategy: Establishing multiple trusted brandsCapstone LightingDuracellHoover Home LED   * Source: Allied Market Research, September 2014 Global Light Emitting Diode Market Report  13.5% Annual Growth*  GLOBALLED LIGHTINGMARKET  By 2020$42 BILLION

 EXPANDING RETAIL POSITION THROUGH BRANDING STRATEGY

 Low cost offshore manufacturingManufacturing partners held to compliance, security and equipment evaluation auditsCapstone Hong Kong based team manages and oversees all QA/QC testingOn demand manufacturing and importingBenefits working capitalU.S. warehouse provides capacity for minimal onshore stocking and service as required  DIRECT IMPORT BUSINESS MODEL

 GLOBAL CUSTOMERS & END MARKETS  International MarketsAustraliaFranceIcelandJapanMexicoNew ZealandNorth AmericaSouth KoreaSpainTaiwanThailandUnited Kingdom  All 2016 financial data in this presentation is preliminary and unaudited.

 Exceeded $30 million in revenue for 2016Expanded product placementAccent LightingCPC BulbGooseneck Lighting FixtureMotion Sensor LightingMulti-Function Bath Vanity Lighting FixtureLaunched multi-function bath vanity lighting fixture in 2016High efficiency LED lightingMotion sensing night lightProduct roadmap looking forward to 2018-2019 Gross margin defined by cost of manufacturing and promotional allowances  RAPID GROWTH  Annual Revenue   Annual Gross Profit & Margin  ($ in thousands)  All 2016 financial data in this presentation is preliminary and unaudited.

 SIGNIFICANT OPERATING LEVERAGE  Annual Operating Profit & Margin  ($ in thousands)  Annual Net (Loss) Income  Strong operating leverage on higher salesInterest expense impact:2014: $328 thousand2015: $317 thousand2016: $281 thousandTax rate reflects net operating loss recognitionExpected to utilize all remaining NOLs by 2H 2017  All 2016 financial data in this presentation is preliminary and unaudited.

 Quarterly Revenue  SETTING NEW RECORDS  Quarterly Gross Profit & Margin  20.0%  29.5%  23.9%  12.7%  7.6%  (4.8)%  12.2%  Quarterly Net Income (Loss) & Margin  Expanded product portfolio drives record setting revenue and gross profitSeasonality: Promotional scheduling typically dampens Q1 results and drives stronger Q2 and Q3  24.4%  ($ in thousands)  8.1%  All 2016 financial data in this presentation is preliminary and unaudited.

 Net working capital = (current assets – cash) – (current liabilities – short term debt). Average net working capital is used in calculations.EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP Net Income to EBITDA and other important disclosures regarding the company’s use of EBITDA  BALANCE SHEET  Strong cash generation and financial flexibilityLow working capital requirementsQ3 2016 TTM level reflects timing of receivables following record Q3 salesInitiated stock buy back program in 2016Authorized $750kExtended through 2017Repurchased 1.0mm shares for $150k in Feb 2017  Net Working Capital as a % of Sales(1)   Total Debt & Stockholders’ Equity  Total Debt to EBITDA(2)  ($ in thousands)  All 2016 financial data in this presentation is preliminary and unaudited.

 Rapidly growing LED lighting companyDesigns and engineers unique productswith broad consumer appealUntapped intellectual property andlicensing opportunitiesHoover® license agreement and partnerships accelerate end-user adoption Industry leaders with over 100 yearsof combined experience in internationalbusiness and offshore manufacturingEstablished relationships with large retailersLow cost manufacturing → Strong margin profile Direct import distribution → Low working capital  KEY TAKEAWAYS

 ROTH CONFERENCEInvestor PresentationMarch 14, 2017    OTCQB: CAPC

 SUPPLEMENTAL SLIDES

 COMPETITIVE LANDSCAPE  Highly competitive LED lighting market with several large global manufacturers specifically bulb manufacturersRecognized CompetitionAmertacFeitJascoPrivate-label lighting offered by large retailers impacts market in some geographic regions

 The Company believes EBITDA, a non-GAAP financial measure, is often a useful measure of a Company’s operating performance and is a significant basis used by the Company’s management to measure the operating performance of the Company’s business because EBITDA excludes charges for depreciation and amortization, and interest expense resulting from our debt financings, as well as our provision for income tax expense. EBITDA does not represent and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure for determining operating performance or liquidity that is calculated in accordance with generally accepted accounting principles.   EBITDA RECONCILIATION    Twelve Months Ended         Dec. 31,     Dec. 31,     2015    2016  Net Income   $ 699       $ 3,116   Interest expense, net   317       255    Provision for income taxes   8       62    Depreciation and amortization   72       64  EBITDA   $ 1,096       $ 3,497  All 2016 financial data in this presentation is preliminary and unaudited.  ($ in thousands)

 350 Jim Moran Blvd. Suite 120Deerfield Beach, FL 33442T: 954.570.8889 x 313 F: 954.570.6678www.capstonecompaniesinc.com  CONTACT  Stewart WallachPresident & CEO  The attached designs and marketing information are the property of Capstone Industries, Inc.  Disclosure of the following confidential information, not for the intended recipients, is strictly prohibited without prior approval.